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                                                                   EXHIBIT 10.51


                 SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT


         THIS SECOND AMENDMENT (this "Amendment"), made as of this 30th day of March, 2001, is by and among Bank of America, N.A., (the "Bank"), DeLand Surgery Center, Ltd., a Florida limited partnership (the "Borrower") and Symbion Ambulatory Resource Centres, Inc., a Tennessee corporation (the "Guarantor").

                                    RECITALS

         Bank, Borrower and Guarantor are parties to a Loan and Security Agreement dated October 3, 2000, as amended by a First Amendment to Loan and Security Agreement dated March 29, 2001 (as amended from time to time, the "Loan Agreement"). Capitalized terms not otherwise defined in this Amendment shall have the meaning provided in the Loan Agreement. Borrower has requested that Bank make a loan to an Affiliate of Borrower, and the Bank is willing to do so, subject, among other things, to the execution of this Amendment and compliance with the terms hereof.

         NOW, THEREFORE, the parties to this Amendment hereby agree as follows:

Article I. Amendment to Loan Agreement. The parties hereto amend the Loan Agreement as follows:

         Section 1.1 The line of text between 8.1(h) and 8.1(i) of the Loan Agreement is hereby deleted in its entirety and the following is inserted as 8.1(p):

                  "(p) A receiver or trustee shall be appointed for the Borrower, Symbion or Guarantor or for any substantial part of their respective assets, or any proceedings shall be instituted for the dissolution or the full or partial liquidation of the Borrower, Symbion or Guarantor, or the Borrower, Symbion or Guarantor shall discontinue business or materially change the nature of any of their respective businesses."

Article II.  General.

         Section 2.1 Loan Agreement. Except as amended hereby, the provisions of the Loan Agreement shall remain in full force and effect. References in the Loan Agreement and the other Loan Documents shall be references to the Loan Agreement as amended by this Amendment.

         Section 2.2 Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Tennessee without reference to its choice of law rules.

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         Section 2.3  Execution in Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties and delivered to each of the parties.

         Section 2.4 Representations. Borrower hereby makes the following representations and warranties:

                  (a) as of the date hereof, Borrower has no defense against payment of any or all of the Obligations;

                  (b) as of the date hereof, no Event of Default or Unmatured Default has occurred or is continuing (after giving effect to this Amendment).


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         IN WITNESS WHEREOF, the parties hereto have duly executed this
Agreement as of the day and year first above written.

BANK:                               BORROWER:

BANK OF AMERICA, N.A.               DELAND SURGERY CENTER, LTD.,
                                    a Florida Limited Partnership

By:    /s/ Elizabeth L. Knox        Surgicare of DeLand, Inc.,
       ---------------------        its General Partner

TITLE: Senior Vice President        BY:    /s/ Charles T. Neal
       ---------------------               -------------------------------------

                                    TITLE: President and Chief Executive Officer
                                           -------------------------------------

                                    BY:    /s/ Ronald L. Brank
                                           -------------------------------------

                                    TITLE: CFO, Secretary and Sr. Vice President
                                           -------------------------------------


                                    GUARANTOR:

                                    SYMBION AMBULATORY RESOURCE CENTRES, INC.

                                    BY:    /s/ Charles T. Neal
                                           -------------------------------------

                                    TITLE: President and Chief Executive Officer
                                           -------------------------------------

                                    BY:    /s/ Ronald L. Brank
                                           -------------------------------------

                                    TITLE: CFO, Secretary and Sr. Vice President
                                           -------------------------------------


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